UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2016

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2016, Onconova Therapeutics, Inc. (the “Company”) entered into a Dealer-Manager Agreement (the “Dealer-Manager Agreement”) with Maxim Group LLC (“Maxim”) providing for the appointment, on the terms and subject to the conditions set forth in the Dealer-Manager Agreement, of Maxim as dealer-manager for the Company’s rights offering, consisting of a distribution by the Company to holders of record of its common stock and to holders of certain of its outstanding warrants, at no cost, non-transferrable subscription rights to subscribe for up to an aggregate of 4,256,186 units.  Each unit consists of one share of common stock and 0.75 of a warrant representing the right to purchase one share of common stock.  An investor whose subscription may result in the investor beneficially owning more than 4.99% of the Company’s common stock may elect to receive in the rights offering, in lieu of shares of common stock, certain pre-funded warrants to purchase the same amount of shares of common stock.

Under the terms and subject to the conditions contained in the Dealer-Manager Agreement, Maxim will provide marketing assistance and advice to the Company in connection with the rights offering and will solicit the exercise of subscription rights.  Maxim is not underwriting or placing any of the subscription rights or the units, shares of common stock, warrants or pre-funded warrants being issued in the rights offering, and does not make any recommendation with respect to such subscription rights (including with respect to the exercise or expiration of such subscription rights), units, shares of common stock, warrants or pre-funded warrants.

In connection with the rights offering, the Company has agreed to pay to Maxim a cash fee equal to (a) 4.5% of the dollar amount of the units sold to any holders of subscription rights who were beneficial owners of shares of the Company’s common stock prior to July 30, 2013, and (b) 8.0% of the dollar amount of the units sold to any other holders of subscription rights.  The Company will provide to Maxim upon completion of the rights offering a non-accountable expense allowance equal to the lesser of $100,000 or 3% of the gross proceeds of the rights offering for expenses incurred in connection with the rights offering. The Company advanced $30,000 against out-of-pocket accountable expenses to Maxim upon its engagement as a dealer-manager; provided that Maxim will promptly reimburse to the Company (i) any portion of the advance not used for actual out-of-pocket expenses, if the rights offering is not completed, and (ii) the full amount of the advance, if the rights offering is completed.

Under the terms and subject to the conditions contained in the Dealer-Manager Agreement, the Company has agreed not to issue, agree to issue or announce the issuance of any shares of common stock or common stock equivalents from July 7, 2016 until 90 days after the closing of the rights offering, without the consent of Maxim, subject to certain exceptions including a pre-existing agreement, equity awards, conversion of derivative securities and in connection with any acquisitions, partnerships or strategic transactions.

Maxim will not be subject to any liability to the Company in rendering the services contemplated by the Dealer-Manager Agreement except for any act of bad faith or gross negligence by Maxim. The Company also agreed to indemnify Maxim and its respective affiliates against certain liabilities arising under the Securities Act.  Maxim’s participation in the rights offering is subject to customary conditions contained in the Dealer-Manager Agreement.  Maxim and its affiliates may provide to the Company from time to time in the future in the ordinary course of their business certain financial advisory, investment banking and other services for which they will be entitled to receive fees.

The representations, warranties and covenants contained in the Dealer-Manager Agreement were made solely for the benefit of the parties to the Dealer-Manager Agreement. In addition, such representations, warranties and covenants (i) are intended not as statements of fact, but rather as a way of allocating the risk between the parties to the Dealer-Manager Agreement, (ii) have been qualified by reference to confidential disclosures made by the parties in connection with the Dealer-Manager Agreement and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Dealer-Manager Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Dealer-Manager Agreement is filed as Exhibits 10.1 to this Current Report on Form 8-K.  The foregoing summary of the terms of the Dealer-Manager Agreement is subject to, and qualified in its entirety by, such document attached hereto, which is incorporated herein by reference.

A registration statement on Form S-1, as amended (File No. 333-211769), relating to the securities being offered and sold in connection with the rights offering was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on July 7, 2016. The prospectus relating to and describing the terms of the rights offering has been filed with the SEC as a part of the registration statement and is available on the SEC’s web site at http://www.sec.gov.  This report does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Dealer-Manager Agreement dated July 7, 2016, between Onconova Therapeutics, Inc. and Maxim Group LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2016	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
	Name:	Mark Guerin
	Title:	Vice President, Financial Planning and Accounting

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dealer-Manager Agreement dated July 7, 2016, between Onconova Therapeutics, Inc. and Maxim Group LLC